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                                                                Exhibit 10 (NNN)

                               AMENDMENT NO. 1 TO
                          LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of August 15, 2000 and is entered into by and between Bank of America, N.A. ("Lender") and Cerprobe Corporation, Cerprobe Interconnect Solutions, Inc., OZ Technologies, Inc. and Triple S Engineering, Inc. (collectively the "Borrower"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                   WITNESSETH

     WHEREAS, the Borrower and the Lender have entered into that certain Loan and Security Agreement dated as of December 3, 1999, as amended and supplemented (the "Agreement"); and

     WHEREAS, the Borrower desires to amend the Agreement and the Lender is willing to do so, subject to the terms and conditions stated herein;

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and Lender hereby agree as follows:

     SECTION 1. Amendment to the Agreement. The Lender and Borrower agree that the Agreement shall be amended as follows:

             A. Amendment to Section 1. The definitions of "Fixed Charge Coverage" and "Inventory Sublimit" contained in Section 1 of the Agreement are amended in their entirety to read as follows:

                    '"Fixed Charge Coverage' means, for any fiscal period, the ratio of (a) Cash Flow for such period to (b) the sum of (i) interest expense of Borrowers for such period plus (ii) principal payments (excluding any repayment of the Inventory Loans) with respect to Debt for Borrowed Money of Borrowers for such period, in each case to the extent paid in cash.

                    'Inventory Sublimit' for all Borrowers $989,333.36,
             decreasing on the first day of each month by an amount equal to $243,083.33 beginning on September 1, 2000 until December 1, 2000, on which date the Inventory Sublimit shall reduce to zero. The Inventory Sublimit may be permanently reduced by the Borrowers in accordance with Section 4.4 hereof."

             B. Amendment to Section 4. Section 4.5(c) of the Agreement is deleted and has no further force or effect.



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     SECTION 2.     Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

               A. Amendment. Fully executed copies of this Amendment signed by the Borrower shall be delivered to Lender.

               B. Other Documents. Borrower shall have executed and delivered to Lender such other documents and instruments as Lender may require.

     SECTION 3.     Miscellaneous.

               A. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

               B. Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

               C. Agreement Remains in Effect. The Agreement and the Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

               D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

               E. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

               F. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

               G. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.


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          H. Headings. The headings, captions and arrangements used in this
     Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          I. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

     J. Expenses. The Borrower agrees to pay the Lender a documentation fee in the amount of $1,000, which fee may be charged to the Borrower's loan account as a Revolving Loan.

     IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first written above.


                                        CERPROBE CORPORATION


                                        By:   /s/ Randal L. Buness
                                              --------------------------
                                        Name: Randal L. Buness
                                              --------------------------
                                        Title: Sr. V.P. & CEO
                                              --------------------------


                                        BANK OF AMERICA, N.A.


                                        By:   /s/ Stephen E. Rossi
                                              --------------------------
                                        Name: Stephen E. Rossi
                                              --------------------------
                                        Title: A.V.P.
                                              --------------------------


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